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                                                                  EXHIBIT 23.1






                      CONSENT OF INDEPENDENT ACCOUNTANTS


           As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our reports dated FEBRUARY 1, 2001, included in Coventry Health Care, Inc.'s Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.



                                               /s/ Arthur Andersen LLP


Baltimore, Maryland
March 26, 2001